Exhibit 10.3

EXHIBIT C

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

THIS INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of February 20, 2019 (this “Agreement”), among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish company (“STX”), SEAGATE HDD CAYMAN, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), and each of the Subsidiaries of STX listed on Schedule I hereto (each such Subsidiary and STX collectively referred to as, the “Guarantors”) and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Finance Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS reference is made to (a) the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among STX, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, and (b) the U.S. Guarantee Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among the Guarantors and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS the Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed the Obligations pursuant to the U.S. Guarantee Agreement. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that in the event a payment shall be made by any Guarantor under the U.S. Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

SECTION 2. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the U.S. Guarantee Agreement and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, no CFC Subsidiary or Qualified CFC Holding Company shall be a Contributing Guarantor with respect to payments by any Claiming Guarantor to satisfy any Obligations of a U.S. Loan Party.

SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of each of the Guarantors under Sections 1 and 2, and all other rights of each of the Guarantors in respect of indemnity, contribution or subrogation from any other Loan Party under applicable law or otherwise, shall be fully subordinated to the prior payment in full in cash of all the Loan Document Obligations that are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of the Borrower or any other Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

SECTION 4. Termination. This Agreement shall terminate on the Termination Date (as defined in Section 9 of the U.S. Guarantee Agreement). In the event that a Guarantor ceases to be a Subsidiary pursuant to a transaction permitted under the Loan Documents, such Guarantor shall be released from its obligations under this Agreement without further action. Upon release of a Guarantor from its obligations under this Agreement pursuant to this Section 4, and at the sole expense of such Guarantor, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to evidence such termination or release. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Finance Party or Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Administrative Agent or any Guarantor to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

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(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Borrower, the Guarantors and the Administrative Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it as provided in the U.S. Guarantee Agreement, with a copy to the Borrower.

SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the other Finance Parties and each Guarantor and shall survive the execution and delivery of the Loan Documents and the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Banks and regardless of any investigation made by the Finance Parties, or on their behalf and notwithstanding that any Finance Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date has occurred.

(b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 8. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

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SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

SECTION 12. Additional Guarantors. Pursuant to Section 5.13 of the Credit Agreement and the Guarantee Requirement, each Subsidiary Loan Party that is formed or acquired after the Effective Date, and that is required to execute the U.S. Guarantee Agreement, is required to execute this Agreement. Upon execution and delivery, after the date hereof, by the Administrative Agent and such a Subsidiary Loan Party of an instrument in the form of Annex 1 hereto, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ William David Mosley
Name:	William David Mosley
Title:	Chief Executive Officer

By:	/s/ Gianluca Romano
Name:	Gianluca Romano
Title:	Chief Financial Officer and
Executive Vice President

SEAGATE HDD CAYMAN

By:
Name:	Michael J. Small
Title:	Vice President and Assistant Secretary

By:
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:
Name:	William David Mosley
Title:	Chief Executive Officer

By:
Name:	Gianluca Romano
Title:	Chief Financial Officer and
Executive Vice President

SEAGATE HDD CAYMAN

By:	/s/ Michael J. Small
Name:	Michael J. Small
Title:	Vice President and
Assistant Secretary

By:
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:
Name:	William David Mosley
Title:	Chief Executive Officer

By:
Name:	Gianluca Romano
Title:	Chief Financial Officer and
Executive Vice President

SEAGATE HDD CAYMAN

By:
Name:	Michael J. Small
Title:	Vice President and
Assistant Secretary

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

THE BANK OF NOVA SCOTIA,

as Administrative Agent,

By:	/s/ Jason Rinne
Name:	Jason Rinne
Title:	Director

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE DATA STORAGE TECHNOLOGY

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Authorized Signatory

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE GLOBAL TECHNOLOGY

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Authorized Signatory

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE TECHNOLOGY

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE TECHNOLOGY INTERNATIONAL

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE TECHNOLOGY (IRELAND)

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE TECHNOLOGY LLC

By: Seagate Technology (US) Holdings, Inc. as Managing Member

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Assistant Treasurer

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE lNTERNATIONAL (JOHOR) SON. BHD.

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Authorized Signatory

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE TECHNOLOGY (THAILAND) LIMITED

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Authorized Signatory

Signature Page for the Indemnity, Subrogation and Contribution Agreement

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.

By:	/s/ Walter Chang
Name:	Walter Chang
Title:	Authorized Signatory

Signature Page for the Indemnity, Subrogation and Contribution Agreement

Schedule I to the

Indemnity, Subrogation and

Contribution Agreement

Address for all Guarantors

c/o Seagate Technology

10200 S. De Anza Blvd.

Cupertino, California 95014

Attention: Walter Chang

Email: walter.chang@seagate.com

Guarantor	Jurisdiction of Organization

Seagate Technology Public Limited Company	Ireland

Seagate Technology	Cayman Islands

Seagate Global Technology	Cayman Islands

Seagate Data Storage Technology	Cayman Islands

Seagate Technology (US) Holdings, Inc.	Delaware

Seagate Technology International	Cayman Islands

Seagate Technology (Ireland)	Cayman Islands

Seagate Technology LLC	Delaware

Seagate International (Johor) Sdn Bhd.	Malaysia

Seagate Technology (Thailand) Limited	Thailand

Seagate Singapore International Headquarters Pte. Ltd.	Singapore

Annex 1 to the

Indemnity, Subrogation and

Contribution Agreement

SUPPLEMENT

THIS SUPPLEMENT dated as of [    ] (this “Supplement”), to the Indemnity, Subrogation and Contribution Agreement dated as of February , 2019 (as the same may be amended, supplemented or otherwise modified from time to time, the “Indemnity, Subrogation and Contribution Agreement”), among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish company (“STX”), SEAGATE HDD CAYMAN, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), and each of the Subsidiaries of STX listed on Schedule I thereto (each such Subsidiary and STX collectively referred to as, the “Guarantors”) and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Finance Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS reference is made to (a) the Credit Agreement dated as of February , 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among STX, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, and (b) the U.S. Guarantee Agreement dated as of February , 2019 (as amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among the Guarantors and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

WHEREAS the Borrower, STX and the other Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.13 of the Credit Agreement and the Guarantee Requirement, each Subsidiary Loan Party that is formed or acquired after the Effective Date, and that is required to execute the U.S. Guarantee Agreement, is required to execute the Indemnity, Subrogation and Contribution Agreement. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary Loan Party (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

NOW, THEREFORE, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Finance Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent (but subject to Section 9.03(a) of the Credit Agreement).

[Signature Page Follows]

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:
Address:

THE BANK OF NOVA SCOTIA, as Administrative Agent,

By:
Name:
Title:

Signature Page for Supplement to the Indemnity, Subrogation and Contribution Agreement